Exhibit 99.1

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”) dated as of July 31, 2011, is by and among Windstream Corporation, a Delaware corporation (“Parent”), Peach Merger Sub, Inc., a Delaware corporation and an indirect wholly owned Subsidiary of Parent (“Merger Sub”), and each person (as defined in the Merger Agreement) listed on the signature page hereof as a stockholder (each, a “Stockholder” and, collectively, the “Stockholders”). For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and between Parent, Merger Sub, and PAETEC Holding Corp., a Delaware corporation (the “Company”).

RECITALS

A. Each Stockholder “beneficially owns” (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) and is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of common stock, par value $.01 per share, of the Company (the “Company Common Stock”) set forth opposite such Stockholder’s name on Schedule A hereto (such shares of Company Common Stock, together with all other shares of capital stock of the Company acquired by any Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Shares”).

B. Concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into the Merger Agreement providing for the merger of Merger Sub with and into the Company, with the Company surviving the Merger (the “Merger”) upon the terms and subject to the conditions set forth therein.

C. As a condition to entering into the Merger Agreement, Parent and Merger Sub have required that the Stockholders enter into this Agreement, and the Stockholders desire to enter into this Agreement to induce Parent and Merger Sub to enter into the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Representations and Warranties of Each Stockholder.

Each Stockholder severally (and not jointly) represents and warrants to Parent and Merger Sub as follows:

(a) Due Authorization and Organization. Such Stockholder, if such Stockholder is an entity as opposed to an individual, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable). Such Stockholder has all requisite legal power (corporate or other) and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

(b) No Conflicts. (i) No filing by such Stockholder with any governmental body or authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of the organizational documents of such Stockholder, if such Stockholder is an entity as opposed to an individual, (B) result in, or give rise to, a violation or breach of or a default under (with or without notice or lapse of time, or both) any of the terms of any material contract, trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease, permit, understanding, agreement or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its Subject Shares or assets may be bound, or (C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not reasonably be expected to prevent such Stockholder from performing its obligations under this Agreement.

(c) The Subject Shares. Schedule A sets forth, opposite such Stockholder’s name, the number of Subject Shares over which such Stockholder has record or beneficial ownership as of the date hereof. As of the date hereof, such Stockholder is the record or beneficial owner of the Subject Shares denoted as being owned by such Stockholder on Schedule A and has the sole power to vote (or cause to be voted) such Subject Shares. Except as set forth on such Schedule A, neither such Stockholder nor, if such Stockholder is an entity as opposed to an individual, any controlled affiliate of such Stockholder owns or holds any right to acquire any additional shares of any class of capital stock of the Company or other securities of the Company or any interest therein or any voting rights with respect to any securities of the Company. Such Stockholder has good and valid title to the Subject Shares denoted as being owned by such Stockholder on Schedule A, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those created by this Agreement, as disclosed on Schedule A, or as would not prevent such Stockholder from performing its obligations under this Agreement.

(d) Reliance By Parent and Merger Sub. Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

(e) Litigation. As of the date hereof, there is no action, proceeding or investigation pending or threatened against such Stockholder that questions the validity of this Agreement or any action taken or to be taken by such Stockholder in connection with this Agreement.

2. Representations and Warranties of Parent.

Each of Parent and Merger Sub, jointly and severally, hereby represent and warrant to the Stockholders as follows:

(a) Due Authorization and Organization. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by each of Parent and Merger Sub and constitutes a valid and binding obligation of Parent and Merger Sub enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

(b) Conflicts. (i) No filing by Parent or Merger Sub with any governmental body or authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Parent or Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by Parent and Merger Sub, the consummation by Parent and Merger Sub of the transactions contemplated hereby or compliance by Parent and Merger Sub with any of the provisions hereof shall (A) conflict with or result in any breach of the certificate of incorporation or by-laws of Parent or Merger Sub, (B) result in, or give rise to, a violation or breach of or a default under (with or without notice or lapse of time, or both) any of the terms of any material contract, loan or credit agreement, note, bond, mortgage, indenture, lease, permit, understanding, agreement or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective assets may be bound, or (C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not prevent Parent or Merger Sub from performing its obligations under this Agreement.

(c) Reliance by the Stockholders. Each of Parent and Merger Sub understands and acknowledges that the Stockholders are entering into this Agreement in reliance upon the execution and delivery of the Merger Agreement by Parent and Merger Sub.

3. Covenants of Each Stockholder.

Until the termination of this Agreement in accordance with Section 5, each Stockholder, in its capacity as such, agrees as follows:

(a) At the Company Stockholders’ Meeting or at any adjournment, postponement or continuation thereof or at any other stockholder meeting of the Company occurring prior to the Company Stockholders’ Meeting upon which a vote or other approval with respect to the Merger Agreement is sought, each Stockholder shall vote (or cause to be voted) the Subject Shares held by such Stockholder (i) in favor of the adoption of the Merger Agreement; and (ii) against any Alternative Transaction Proposal or Alternative Transaction or any other action which would reasonably be expected to adversely affect or interfere with the consummation of the transactions contemplated by the Merger Agreement. Any such vote shall be cast in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote. Each Stockholder agrees not to enter into any agreement or commitment with any person the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Section 3(a).

(b) Each Stockholder agrees not to, directly or indirectly, (i) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (collectively, a “Transfer”) or enter into any agreement, option or other arrangement with respect to, or consent to a Transfer of, or convert or agree to convert, any or all of the Subject Shares to any person, other than in accordance with the Merger Agreement, or (ii) grant any proxies (other than the Company proxy card in connection with the Company Stockholders’ Meeting or at any other stockholders’ meeting of the Company if and to the extent such proxy is consistent with the Stockholder’s obligations under Section 3(a) hereof), deposit any Subject Shares into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any of the Subject Shares, other than pursuant to this Agreement. Such Stockholder further agrees not to commit or agree to take any of the foregoing actions or take any action that would have the effect of preventing, impeding, interfering with or adversely affecting its ability to perform its obligations under this Agreement.

(c) Such Stockholder shall not, nor shall such Stockholder permit any controlled affiliate of such Stockholder to, nor shall such Stockholder act in concert with or permit any controlled affiliate to act in concert with any person to make, or in any manner participate in, directly or indirectly, a “solicitation” (as such term is used in the rules of the Securities and Exchange Commission) of proxies or powers of attorney or similar rights to vote, or seek to advise or influence any person with respect to the voting of, any shares of Company Common Stock intended to facilitate any Alternative Transaction Proposal or Alternative Transaction or to cause stockholders of the Company not to vote to adopt the Merger Agreement. Such Stockholder shall not, and shall direct any investment banker, attorney, agent or other adviser or representative of such Stockholder not to, directly or indirectly enter into, solicit, initiate, conduct or continue any discussions or negotiations with, or knowingly encourage or respond to any inquiries or proposals by, or provide any information to, any person, other than Parent or Merger Sub, relating to any Alternative Transaction Proposal. Each Stockholder hereby represents that, as of the date hereof, it is not engaged in discussions or negotiations with any party other than Parent, Merger Sub and the Company with respect to any Alternative Transaction Proposal.

(d) Section 3(b) shall not prohibit a transfer of Subject Shares by any Stockholder (i) if such Stockholder is an individual, (A) to any member of such Stockholder’s immediate family, or to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family, or (B) upon the death of such Stockholder, or (ii) if such Stockholder is a partnership, limited liability company or trust, to one or more partners, members or beneficiaries of such Stockholder or to an affiliated person (as defined in the Merger Agreement) under common control with such Stockholder; provided, however, that a transfer referred to in clauses (i) and (ii) of this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement.

(e) Section 3(b) shall not prohibit (i) the exercise by such Stockholder of any option to acquire shares of Company Common Stock held by such Stockholder and disclosed in the footnote to Schedule A and (ii) the subsequent sale of any Subject Shares issued to such Stockholder upon such exercise; provided, however, that the number of Subject Shares held by such Stockholder shall at no time prior to the Company Stockholders’ Meeting be less than the number of Subject Shares disclosed in Schedule A as being held by the Stockholder (excluding, for this purpose, any Subject Shares that are beneficially owned by the Stockholder by virtue of the Stockholder’s right to acquire such shares within sixty (60) days after the date hereof); and provided, further, that to the extent reasonably practicable such Stockholder shall not sell any Subject Shares acquired upon the exercise of options until after the Company Stockholders’ Meeting, except to the extent that (x) it is reasonably certain that the FCC Consents and PSC Consents (each as defined in the Merger Agreement) will occur in advance of the Company Stockholders’ Meeting or (y) such sale is necessary to mitigate the impact on such Stockholder of Section 409A of the Internal Revenue Code of 1986, as amended.

4. Stockholder Capacity.

No Person executing this Agreement, or any officer, director, partner, employee, agent or representative of such Person, who is or becomes during the term of this Agreement a director, officer or fiduciary of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director, officer or fiduciary of the Company. Each Stockholder is entering into this Agreement solely in his or her capacity as the record holder or beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder’s Subject Shares and nothing herein shall limit or affect any actions taken by a Stockholder, or any officer, partner, member or employee, as applicable, of such Stockholder, in his or her capacity as a director, officer or fiduciary of the Company. Each Stockholder shall have no liability to Parent or Merger Sub under this Agreement as a result of any action or inaction by such Stockholder, or any officer, partner, member or employee, as applicable, of such Stockholder, serving on the Company’s Board of Directors acting in such Person’s capacity as a director or fiduciary of the Company, it being understood that any action taken by a Person in such capacity to approve an Adverse Recommendation Change (as defined in the Merger Agreement) shall have no effect on the obligations of such Stockholder under this Agreement as the record holder or beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder’s Subject Shares if this Agreement has not been terminated in accordance with its terms.

5. Termination.

This Agreement shall terminate (i) upon the earlier of (A) the approval and adoption of the Merger Agreement at the Company Stockholders’ Meeting and (B) the termination of the Merger Agreement in accordance with its terms by any party thereto for any reason, or (ii) at any time upon notice by Parent or Merger Sub to the Stockholders. No party hereto shall be relieved from any liability for intentional breach of this Agreement by reason of any such termination. Notwithstanding the foregoing, Sections 7 through 18, inclusive, of this Agreement shall survive the termination of this Agreement.

6. Publication.

Each Stockholder hereby authorizes Parent, Merger Sub and the Company to publish and disclose in the Proxy Statement/Prospectus and the Registration Statement (including any and all documents and schedules filed with the Securities and Exchange Commission relating thereto) its identity and ownership of shares of Company Common Stock and the nature of its commitments, arrangements and understandings pursuant to this Agreement.

7. Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

8. Jurisdiction; Waiver of Jury Trial.

(a) Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal or state court sitting in the State of Delaware.

(b) Each of the parties hereto irrevocably waives all right to trial by jury in any action, suit, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement hereof.

9. Specific Performance.

The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity.

10. Amendment, Waivers, Etc.

This Agreement may be amended by Parent, Merger Sub and the Stockholders at any time before or after adoption of the Merger Agreement by the stockholders of the Company; provided, however, that after such adoption, no amendment shall be made that by Law or in accordance with the rules of any relevant stock exchange or automated inter-dealer quotation system requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed by Parent, Merger Sub and the Stockholders. At any time prior to the Effective Time, Parent, Merger Sub and the Stockholders may, to the extent legally permitted, (i) extend the time for the performance of any of the obligations or acts of the other party; (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant to this Agreement; and (iii) waive compliance with any of the agreements or conditions of the other party contained herein; provided, however, that no failure or delay by Parent, Merger Sub or the Stockholders in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of Parent, Merger Sub or the Stockholders to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

11. Assignment; No Third Party Beneficiaries.

Neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of all of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than Parent, Merger Sub and the Stockholders and their respective successors and permitted assigns) any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, and no Person (other than as so specified) shall be deemed a third party beneficiary under or by reason of this Agreement.

12. Notices.

All notices, consents, requests, instructions, approvals and other communications provided for in this Agreement shall be in writing and shall be deemed validly given upon personal delivery or one day after being sent by overnight courier service or by telecopy (so long as for notices or other communications sent by telecopy, the transmitting telecopy machine records electronic conformation of the due transmission of the notice), at the following address or telecopy number, or at such other address or telecopy number as a party may designate to the other parties:

If to Parent or Merger Sub:

Windstream Corporation

4001 Rodney Parham Road

Little Rock, Arkansas 72212

Attention: Chief Executive Officer and General Counsel

(with a copy to the Corporate Secretary)

Telecopy: (501) 748-7400

With a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Rodney Square

Wilmington, Delaware 19801

Attention: Robert B. Pincus, Esq.

  Steven J. Daniels, Esq.

Telecopy: (302) 651-3001

If to any Stockholder, at the address set forth under such Stockholder’s name on Schedule A hereto or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith.

13. Severability.

If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

14. Integration.

This Agreement (together with the Merger Agreement to the extent referenced herein), including Schedule A hereto, constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof and thereof and supersedes any and all prior understandings or agreements relating to the subject matter hereof and thereof.

15. Mutual Drafting.

Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.

16. Section Headings.

The section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

17. Counterparts.

This Agreement may be executed in one or more counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

18. Definitions.

References in this Agreement (except as specifically otherwise defined) to “affiliates” shall mean, as to any person, any other person which, directly or indirectly, controls, or is controlled by, or is under common control with, such person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.